UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 2016 (November 3, 2016)

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 East Anderson Lane Austin, Texas	78752-1602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 25, 2016, National Western Life Group, Inc. (the “Company”) announced in a filing on Form 8-K the declaration by the Company’s Board of Directors of a cash dividend payable December 2, 2016 to stockholders of record as of November 7, 2016. The dividends declared were $0.36 per common share to Class A stockholders and $0.18 per common share to Class B stockholders.

On November 3, 2016, the Company’s Board of Directors approved moving the stockholders of record date to November 9, 2016. The dividends declared of $0.36 per common share to Class A stockholders and $0.18 per common share to Class B stockholders payable December 2, 2016 remained the same as previously announced.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: November 3, 2016	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer